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                                                                 EXHIBIT 10.5.10


               LIST OF OMITTED AMENDMENTS ("THE PAYMENT REFUSAL
                    AMENDMENTS") TO EMPLOYMENT AGREEMENTS
                           WITH EXECUTIVE OFFICERS*

               ------------------------------------------------

1.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Corporation and J. Miles Branagan

2.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Corporation and Thomas M. Hein

3.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Biologic Company and Melvin K. Nerby

4.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Biologic Company and Michael L. Schneier

5.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Diagnostic Company and Charles B. Swenson

6.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Technionic Company and Richard G. Kinsey

7.    Amendment to Employment Agreement, dated as of March 1, 1996, between MDT
      Corporation and Creighton A. White





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*  Each of the listed Payment Refusal Amendments is substantially in the form of the Payment Refusal Amendment attached as Exhibit 10.5.9 to this Form 10-K, except with respect to the name of the executive executing such listed Payment Refusal Amendment. MDT Corporation agrees to furnish supplementally a copy of any of the omitted Payment Refusal Amendments to the Commission upon request.